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                                THIRD AMENDMENT
                                      TO
                            ACTIVE VOICE CORPORATION
                             1998 STOCK OPTION PLAN

     THIS THIRD AMENDMENT is adopted effective as of May 9, 2000 (the "Amendment Date"), by ACTIVE VOICE CORPORATION, a Washington corporation (the "Company").

                                    RECITAL

     A. The Company has adopted the Active Voice Corporation 1998 Stock Option Plan (the "Plan").

     B. The Plan has been amended by that First Amendment thereto, effective as of June 22, 1999, and by that Second Amendment thereto, effective
October 21, 1999.

     C.  The Company desires to further amend the Plan in certain respects.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Section 4.1 of the Plan is hereby amended by substituting "two million three hundred thousand (2,300,000)" in place of "two million (2,000,000)".

     2. Except as amended hereby, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this Third Amendment has been executed as of the Amendment Date.


                                      ACTIVE VOICE CORPORATION

                                  By  /s/ Frank J. Costa
                                      ---------------------------------------
                                      Frank J. Costa
                                      President and Chief Executive Officer